                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 16, 2002


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


          Maryland                      1-12386               13-3717318
          --------                      -------               ----------
(State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)           Identification No.)


                 355 Lexington Avenue, New York, New York 10017
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 692-7260


                                 Not Applicable
          (Former name or former address, if changed since last report)

Subsequent to June 30, 2002, Lexington Corporate Properties Trust (the "Company") has (i) acquired either for itself or through non-consolidated entities, five properties (collectively, the "Property Acquisitions"), comprising approximately 2.2 million square feet of gross leasable area, (ii) entered into agreements to acquire and/or develop three properties comprising 929,000 square feet of gross leaseable area (collectively, the "Probable Property Acquisitions"), and (iii) sold one property, comprising 115,000 square feet of gross leasable area (the "Property Disposition"). The total acquisition price for the Property Acquisitions and the Probable Property Acquisitions, collectively, is approximately $110.9 million. All of the tenants (or their parent guarantors) at the Property Acquisitions and the Probable Property Acquisitions, with the exception of Wells Fargo Home Mortgage, are publicly registered companies subject to the Securities Exchange Act of 1934, as amended and accordingly file financial information with the Securities and Exchange Commission.

The Company has included the Probable Property Acquisitions in preparing the
Item 7 pro forma information being filed because they are deemed to be probable. Although the Company believes the Probable Property Acquisitions are probable future events, certain contingencies remain to be satisfied and there can be no assurance that all or any of them will be consummated.

PROPERTY ACQUISITIONS ARE AS FOLLOWS:

In August 2002, the Company's joint venture with The Comptroller of the State of New York as Trustee of the Common Retirement Fund acquired two industrial properties, in Laurens, South Carolina and Temperance, Michigan, for an aggregate cost of $45.9 million. The properties are net leased to TNT Logistics North America, Inc. through August 2012 for annual net rent of $5.4 million. The purchases were partially funded through $30.2 million non-recourse mortgage notes which bear interest at a fixed annual interest rate of 6.0%, provide for annual debt service of $2.3 million and mature September 2012 when balloon payments of $23.4 million are due. The two mortgage notes are not cross collateralized. These properties were purchased from a seller who had used the properties in their distribution operations and therefore there are no historical operating statements for these properties.

In August 2002, Lexington Realty Advisors, Inc. ("LRA"), a non-consolidated entity in which the Company has a 99% economic interest, acquired an industrial property in Alberta, Canada for $2.9 million. The property is net leased to TNT Canada, Inc. through August 2012 for annual net rent of $0.3 million. LRA did not incur any property-specific debt in connection with this acquisition. This property was purchased from a seller who had used the property in their distribution operations and therefore there are no historical operating statements for this property.

In August 2002, the Company also purchased an office property in Valley Forge, Pennsylvania for $19.5 million. The property is net leased to Quest Diagnostics, Inc. through April 2011 for annual net rent of $2.2 million. The Company also assumed a $13.4 million, 7.12% fixed-rate non-recourse mortgage note which matures February 2011 and requires $1.2 million in annual debt service and a balloon payment of $10.9 million at maturity.

In August 2002, the Company also purchased an office property in Knoxville, Tennessee for $8.1 million. The property is net leased to AdvancePCS through May 2013 for annual net rent of $0.8 million. The acquisition was partially funded through a $5.3 million, non-recourse, 5.95% fixed-rate mortgage note which matures September 2013 and requires annual payments of interest only through May 2003, annual debt service payments of $0.4 million thereafter and a balloon payment of $4.5 million at maturity. This property was purchased directly from the developer upon completion, and therefore there are no historical operating statements for this property.

PROBABLE PROPERTY ACQUISITIONS:

In June 2002, the Company entered into an agreement to purchase a newly-constructed office facility in Fort Mill, South Carolina for $17.9 million. The property will be net leased to Wells Fargo Home Mortgage through January 2013 for average annual net rent of $2.1 million. In connection with the acquisition of this property, the Company has arranged non-recourse first mortgage financing in the amount of $11.7 million. This loan will have a fixed interest rate of 6.00%, mature ten years from the date of closing and require annual payments of $0.8 million and a balloon payment of $9.8 million at maturity. The Company expects the closing of this acquisition to occur in December 2002. This property will be purchased directly from the developer upon completion, and therefore there are no historical operating statements for this property.

In July 2002, the Company entered into an agreement to purchase a newly constructed warehouse/distribution facility in Groveport, Ohio for $11.8 million. The property is net leased to Anda Pharmaceuticals, Inc. through April 2012 for average annual net rent of $1.2 million. In connection with the acquisition of this property, the Company has arranged non-recourse mortgage financing in the amount of $7.8 million. This loan will have a fixed interest rate of 6.03%, mature in September 2012 and require annual payments of $0.6 million and a balloon payment of $6.8 million at maturity. The Company expects the closing of this acquisition to occur in September 2002. This property will be purchased directly from the developer who completed the property in April 2002.

         In August 2002, the Company entered into an agreement to purchase and develop an outdoor storage facility and an industrial building in Minneapolis, Minnesota. The property will be net leased to Owens Corning for twelve years beginning upon completion of construction for average annual net rent of $0.6 million. The Company will purchase the land and fund construction costs for an anticipated total investment of approximately $4.8 million based on a fixed price development agreement and construction contract. The Company expects the closing of this acquisition to occur in September 2002 and construction to be completed in November 2002.

PROPERTY DISPOSITION:

In August 2002, a purchaser bought the Company's property, in Brownsville, Texas, by assuming the outstanding mortgage of $0.6 million. This resulted in an insignificant gain to the Company.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

         [a][b]   Financial Statements and Pro Forma Financial Information

                  The pro forma financial information filed herewith is as follows:

                  Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002.

                  Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2001 and the Six Months Ended June 30, 2002.

                  Notes to Pro Forma Condensed Consolidated Financial
                  Statements.

         [c]      Exhibits

                  None

                      Lexington Corporate Properties Trust

     Pro Forma Condensed Consolidated Balance Sheet and Statements of Income



The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002 gives effect to the Property Acquisitions, the Probable Property Acquisitions and the Property Disposition as if these transactions had been consummated as of June 30, 2002.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2001 and the six months ended June 30, 2002 assume that the Property Acquisitions, the Probable Property Acquisitions, the Property Disposition and all other 2001 and 2002 property acquisitions and dispositions had been consummated as of January 1, 2001. In 2001 the Company, including its non-consolidated entities, purchased 28 properties, 23 of which were acquired on November 28, 2001 as part of the Net 1 L.P. and Net 2 L.P. merger. In addition to assuming mortgage debt and paying cash, the Company issued approximately 2.1 million common shares to effect this merger. The pro forma information is based on the historical financial statements of the Company after giving effect to all such transactions.

The Pro Forma Condensed Consolidated Balance Sheet and the Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the Property Acquisitions, the Probable Property Acquisitions, the Property Disposition and all other 2001 and 2002 property acquisitions and dispositions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with the Company's audited financial statements as of December 31, 2001 and for the year then ended (which are contained in the Company's Form 10-K for the year ended December 31, 2001), and the unaudited condensed consolidated financial statements as of June 30, 2002 and for the six months then ended (which are contained in the Company's Form 10-Q for the period ended June 30, 2002) and the accompanying notes thereto.

                      Lexington Corporate Properties Trust
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 2002
          (Unaudited and in thousands, except share and per share data)


                                                                         Pro Forma
                                                        Historical      Adjustments        Pro Forma
                                                        ----------      -----------        ---------
ASSETS:
Real estate, net                                         $ 693,960       $  61,534  (a)    $ 755,494
Investment in non-consolidated entities                     49,162           8,133  (b)       57,295
Cash and cash equivalents                                   14,888         (12,388) (c)        2,500
Restricted cash                                              1,903              --             1,903
Rent receivable - current                                    3,518              --             3,518
Rent receivable - deferred                                  18,833              --            18,833
Other assets, net                                           24,517              --            24,517
                                                         ---------       ---------         ---------
                                                         $ 806,781       $  57,279         $ 864,060
                                                         =========       =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Mortgage notes payable                                   $ 440,091       $  37,583  (d)    $ 477,674
Credit facility                                                 --          19,645  (e)       19,645
Origination fees payable, including accrued interest         6,569              --             6,569
Accounts payable and other liabilities                       6,313              51  (f)        6,364
                                                         ---------       ---------         ---------
                                                           452,973          57,279           510,252
Minority interests                                          57,009              --            57,009
                                                         ---------       ---------         ---------
                                                           509,982          57,279           567,261
                                                         ---------       ---------         ---------
Common shares, par value $0.0001 per share;
  liquidation preference $3,886; 287,888 shares
  issued and outstanding                                     3,809              --             3,809
                                                         ---------       ---------         ---------
Shareholders' equity                                       292,990              --           292,990
                                                         ---------       ---------         ---------
                                                         $ 806,781       $  57,279         $ 864,060
                                                         =========       =========         =========


The accompanying notes are an integral part of these pro forma financial statements.

                      Lexington Corporate Properties Trust
             Notes to Pro Forma Condensed Consolidated Balance Sheet

                                   (Unaudited)

Pro Forma Adjustments

(a) Reflects the aggregate purchase price of the Property Acquisitions and the Probable Property Acquisitions ($62,100) less the net basis of the Property Disposition ($566).

(b) Reflects the increase investment in non-consolidated entities for the Property Acquisitions.

(c) Assumed cash used to fund acquisitions and investments in non-consolidated entities.

(d) Reflects the aggregate property specific mortgage debt associated with the Property Acquisitions and the Probable Property Acquisitions ($38,200) less the mortgage encumbering the Property Disposition ($617).

(e) Estimated line of credit borrowings necessary to fund the Property Acquisitions and the Probable Property Acquisitions.

(f) Miscellaneous costs incurred in property acquisition and sales.

                      Lexington Corporate Properties Trust
              Pro Forma Condensed Consolidated Statement of Income
                      For the Year Ended December 31, 2001
               (Unaudited and in thousands, except per share data)



                                                                        Pro Forma
                                                        Historical     Adjustments         Pro Forma
                                                        ----------     -----------        -----------
REVENUES:
   Rental                                              $    78,402     $    19,966 (a)      $    98,368
   Equity in earnings of non-consolidated entities           3,328           1,516 (b)            4,844
   Interest and other                                        1,132              --                1,132
                                                       -----------     -----------          -----------
                                                            82,862          21,482              104,344
                                                       -----------     -----------          -----------

EXPENSES:

   Interest expense                                         29,732             9,116 (c)         38,848
   Depreciation and amortization of real estate             18,312             4,158 (d)         22,470
   Amortization of deferred expenses                         1,640                 9 (e)          1,649
   General and administrative expenses                       4,952                --              4,952
   Property operating expenses                               1,636                --              1,636
                                                       -----------       -----------        -----------
                                                            56,272            13,283             69,555
                                                       -----------       -----------        -----------
Income before minority interests and
   extraordinary item                                       26,590             8,199             34,789
Minority interests                                           5,384               872 (f)          6,256
                                                       -----------       -----------        -----------
Income before extraordinary item                            21,206             7,327             28,533
Extraordinary item                                           3,144                --              3,144
                                                       -----------       -----------        -----------
       Net income                                      $    18,062       $     7,327        $    25,389
                                                       ===========       ===========        ===========

Income per common share - basic:
Income before extraordinary item                       $      0.95                          $      1.20
Extraordinary item                                           (0.16)                               (0.14)
                                                       -----------                          -----------
Net income                                             $      0.79                          $      1.06
                                                       ===========                          ===========

Weighted average common shares outstanding              19,522,323                           21,470,698
                                                       ===========                          ===========

Income per common share - diluted:
Income before extraordinary item                       $      0.93                          $      1.17
Extraordinary item                                           (0.16)                               (0.11)
                                                       -----------                          -----------
Net income                                             $      0.77                          $      1.06
                                                       ===========                          ===========

Weighted average common shares outstanding              19,862,880                           28,175,944
                                                       ===========                          ===========


The accompanying notes are an integral part of these pro forma financial statements.

                      Lexington Corporate Properties Trust
              Pro Forma Condensed Consolidated Statement of Income
                     For the six months ended June 30, 2002
               (Unaudited and in thousands, except per share data)


                                                                             Pro Forma
                                                          Historical        Adjustments          Pro Forma
                                                          ----------        -----------         -----------

REVENUES:
   Rental                                                 $    45,932       $     3,185  (a)    $    49,117
   Equity in earnings of non-consolidated entities              2,363               439  (b)          2,802
   Interest and other                                           1,004                --               1,004
                                                          -----------       -----------         -----------
                                                               49,299             3,624              52,923
                                                          -----------       -----------         -----------

EXPENSES:

   Interest                                                    16,336             1,748  (c)         18,084
   Depreciation and amortization of real estate                10,375               567  (d)         10,942
   General and administrative expenses                          2,771                --               2,771
   Property operating                                           1,248                --               1,248
   Amortization of deferred expenses                              946                (2) (e)            944
                                                          -----------       -----------         -----------
                                                               31,676             2,313              33,989
                                                          -----------       -----------         -----------
Income before gain on sale of properties and minority
   interests                                                   17,623             1,311              18,934
Gain on sale of properties                                      1,134            (1,134) (g)             --
                                                          -----------       -----------         -----------
Income before minority interests                               18,757               177              18,934
Minority interests                                              2,917               148  (f)          3,065
                                                          -----------       -----------         -----------
       Net income                                         $    15,840       $        29         $    15,869
                                                          ===========       ===========         ===========

Net income per common share - basic:                      $      0.59                           $      0.59
                                                          ===========                           ===========

Weighted average common shares outstanding                 25,552,478                            25,552,478
                                                          ===========                           ===========

Net income per common share - diluted:                    $      0.58                           $      0.58
                                                          ===========                           ===========

Weighted average common shares outstanding                 31,120,910                            31,120,910
                                                          ===========                           ===========

                 The accompanying notes are an integral part of
                     these pro forma financial statements.

                      Lexington Corporate Properties Trust
         Notes to Pro Forma Condensed Consolidated Statements of Income
                                   (Unaudited)


Pro Forma Adjustments

                                                      For the year ended     For the six months
                                                       December 31, 2001    ended June 30, 2002
                                                       -----------------    -------------------

(a) Reflects the following:
      Rental revenues recognized on the
      straight line method for acquisitions             $       22,619         $        3,765

      Elimination of rental revenue
      recognized for properties sold                            (2,653)                  (580)
                                                        --------------         --------------
                                                        $       19,966         $        3,185
                                                        ==============         ==============

(b) Increase in earnings from non-consolidated
    entities                                            $        1,516         $          439
                                                        ==============         ==============

(c) Reflects the following:
      Interest expense on property specific
      mortgage debt and interest expense on
      assumed line of credit borrowings to
      fund equity commitments                           $        9,938         $        1,802

      Elimination of interest expense on
      properties sold                                             (822)                   (54)
                                                        --------------         --------------
                                                        $        9,116         $        1,748
                                                        ==============         ==============

(d) Reflects the following:
      Depreciation expense on acquisitions
      based upon 80% of purchase price
      allocated to 40 year depreciable life assets      $        4,696         $          679

      Elimination of depreciation expense
      on properties sold                                          (538)                  (112)
                                                        --------------         --------------
                                                        $        4,158         $          567
                                                        ==============         ==============

(e) Amortization of deferred financing fees, net        $            9         $           (2)
                                                        ==============         ==============

(f) Impact on minority interest relating to
    pro forma adjustments                               $          872         $          148
                                                        ==============         ==============

(g) Elimination of gain on sale of properties           $           --         $       (1,134)
                                                        ==============         ==============

                      Lexington Corporate Properties Trust
                      Unaudited Pro Forma Income Statement
   For the Year Ended December 31, 2001 and the Six Months Ended June 30, 2002
                         Earnings Per Share Calculations

The following is a reconciliation of numerators and denominators of the pro forma basic and diluted earnings per share computations for each of the periods presented ($000's except per share data):

                                                           12/31/01            6/30/02
                                                         ------------       ------------
                         BASIC

Income before extraordinary item                         $     28,533       $     15,869
Less dividends attributable to preferred shares                (2,709)              (693)
                                                         ------------       ------------
Income attributed to common shareholders before
   extraordinary item                                          25,824             15,176
Extraordinary item                                             (3,144)                --
                                                         ------------       ------------
Net income attributed to common shareholders             $     22,680       $     15,176
                                                         ============       ============

Weighted average number of common shares
   outstanding                                             21,470,698         25,552,478
                                                         ============       ============
Income per common share - basic:
Income before extraordinary item                         $       1.20       $       0.59
Extraordinary item                                              (0.14)                --
                                                         ------------       ------------
Net income                                               $       1.06       $       0.59
                                                         ============       ============

                        DILUTED

Income attributed to common shareholders before
   extraordinary item                                    $     25,824       $     15,176
Add incremental income attributed to assumed
   conversion of dilutive securities                            7,088              2,953
                                                         ------------       ------------
Income attributed to common shareholders before
   extraordinary item                                          32,912             18,129
Extraordinary item                                             (3,144)                --
                                                         ------------       ------------
Net income attributed to common shareholders             $     29,768       $     18,129
                                                         ============       ============

Weighted average number of shares used in
   calculation of basic earnings per share                 21,470,698         25,552,478

Add incremental shares representing:
   Shares issuable upon exercise of employee
       stock options                                          340,557            276,020
   Shares issuable upon conversion of dilutive
       securities                                           6,364,689          5,292,412
                                                         ------------       ------------

Weighted average number of shares used in
   calculation of diluted earnings per common share        28,175,944         31,120,910
                                                         ============       ============

Income per common share - diluted:

Income before extraordinary item                         $       1.17       $       0.58
Extraordinary item                                              (0.11)                --
                                                         ------------       ------------
Net income                                               $       1.06       $       0.58
                                                         ============       ============

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Lexington Corporate Properties Trust
                                          ------------------------------------
                                          Registrant

September 16, 2002                        By:/s/ Patrick Carroll
                                             ----------------------------
                                             Patrick Carroll
                                             Chief Financial Officer






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